Exhibit 1.

                                    AGREEMENT

     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13D (or any amendment thereof) need be filed on their behalf with respect to the beneficial ownership of any equity securities of Ottawa Financial Corporation or any subsequent acquisitions or dispositions of equity securities of Ottawa Financial Corporation by any of the undersigned.


                                            SCHWARTZ INVESTMENT COUNSEL, INC.


                                            /s/George P. Schwartz
                                            --------------------------------
                                            George P. Schwartz, CFA, President

                                            SCHWARTZ INVESTMENT TRUST ON BEHALF
                                            OF SCHWARTZ VALUE FUND


                                            /s/George P. Schwartz
                                            ---------------------------------
                                            George P. Schwartz, CFA, President

                                            G&G PARTNERS LIMITED PARTNERSHIP


                                            /s/George P. Schwartz
                                            ---------------------------------
                                            George P. Schwartz, Partner
                                            G&G Management - General Partner

                                            /s/George P. Schwartz
                                            ---------------------------------
                                            George P. Schwartz, individually

                                            /s/Gregory J. Schwartz
                                            ---------------------------------
                                            Gregory J. Schwartz, individually

DATED:  April 1, 1998